                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 January 3, 2003
                                 ---------------
                                 Date of Report
                        (Date of earliest event reported)

                             Tidel Technologies, Inc.
                             ------------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                           0-17288               75-2193593
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     (State or Other Jurisdiction        (Commission           (IRS Employer
      of Incorporation)                  File Number)        Identification No.)

5847 San Felipe, Suite 900, Houston, TX                            77057
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (713) 783-8200
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.     Other Events.
                        ------------

            On January 3, 2003, Tidel Technologies, Inc. ("Tidel") issued a press release, set forth as Exhibit 99.1 to this Current Report, which describes the renewal of Tidel's senior revolving credit facility with JP Morgan Chase
Bank until June 30, 2003. All other terms of the credit facility remained unchanged.

            Item 7.     Financial Statements and Exhibits.
                        ---------------------------------

            (c)         Exhibits
                        --------

                        Exhibit No.    Exhibits
                        -----------    --------

                        99.1           Press Release of Tidel Technologies, Inc.
                                       dated January 3, 2003.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TIDEL TECHNOLOGIES, INC.

Dated: January 3, 2003                          By: /s/ Leonard Carr
                                                   -----------------------------
                                                Name:   Leonard Carr
                                                Title:  Vice President